SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    ADVANCED REFRIGERATION TECHNOLOGIES, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the
          filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


[CAPTION]
ADVANCED REFRIGERATION TECHNOLOGIES
Corporate Office: P.O. Box 1447
Shingle Springs, CA 95682-1447
Phone 530-677-3233
Fax 530-677-3293
Sales Office: 78365 Terra Cotta Court
La Quinta, CA 92253-3808

May 1, 2000

To: All stockholders of Advanced Refrigeration Technologies, Inc.
From: Charles E. McEwan, President
Subject: Our past fiscal year, January 1-December 31, 1999

This was a year in which we more than earned our money.

We set our goals by what we believed we had to accomplish to ensure we would have an ongoing company, a company with which we would be proud to be associated. We convinced ourselves we would get it all done even though we consisted of only three full-time employees and three part-timers, with a lot of "free advice" givers.

These were our goals for 1999:

1.  Get the company listed on the OTCBB.
2.  Implement a sales and marketing plan that shows we have something the
world      needs and will buy.
3. Expand our product line to provide monitoring and alarm data from our units.
4.  Sign on at least two major customers to prove our credibility.
5.  Develop some professional looking documentation and sales materials.
7.  Keep our cash flows positive enough to maintain our credibility.

These are our accomplishments for 1999:

     -We became a reporting company with the Securities and Exchange Commission on July 6, and were quoted and traded under the symbol ARGT on the NASDAQ Over The Counter Bulletin Board as of October 28, 1999.

     -We started our sales effort by using as much free help as we could muster, including utility incentive programs, and going after only major accounts. The first major account we landed was Jack-In-The-Box, which was followed by the San Diego Unified School District. We also were accepted as a qualified product in San Diego Gas & Electric's Express Efficiency Rebate Program.

     -We are now shipping the new model ART5000, with monitoring and warning capabilities, and the ART6000 is well into development.

     -I have enclosed our new brochure, and a reprint from an industry magazine that discusses our new products.

     -This year we must raise enough new financing to completely implement our monitoring products or we will get some competition. Our products are very competitive in features and pricing, but we would rather be the first to market and let any new-comers compete with ART: the inventor of fan controllers.

Enclosed is a copy of our Form 10KSB filing with the SEC for 1999, copies of our press releases for 1999, our brochure and the reprint mentioned above. At this time, under SEC rules, I am not supposed to discuss or project any new customers or business; however, we are convinced the year 2000 will be cone of expansion for ART.

Thank you for your continuing support.

Charles E. McEwan
Charles E. McEwan




[CAPTION]
ADVANCED REFRIGERATION TECHNOLOGIES
Corporate Office: P.O. Box 1447
Shingle Springs, CA 95682-1447
Phone 530-677-3233
Fax 530-677-32903
Sales Office: 78365 Terra Cotta Court
La Quinta, CA 92253-3808


                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            THURSDAY, JUNE 15, 2000
                                    10:00 A.M.

                         ------------------------------

NOTICE IS HEREBY GIVEN, that the 2000 Annual Meeting of Shareholders of Advanced Refrigeration Technologies, Inc., a California corporation (the "Company"), will be held at 10:00 a.m. Pacific Daylight Time on Thursday, June 15, 2000 at the Cameron Park Inn-Best Western, 3361 Coach Lane, Cameron Park, California, telephone 530-677-2203, for the following purposes:

(1)      To elect three Directors of the Company: Charles E. McEwan, David
J. Kimber, and Allan E. Schrum;

(2) To transact such other business as may properly come before the 2000 Annual Meeting and any adjournment thereof.

         The Company has fixed the close of business on March 31, 2000 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            Charles E. McEwan
La Quinta, California                       Charles E. McEwan
May 11, 2000                                Chief Executive Officer


TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                       ----------------------------------





                     ADVANCED REFRIGERATION TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                   FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 15, 2000


                                 I. INTRODUCTION

       The Board of Directors of Advanced Refrigeration Technologies, Inc., a

California corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2000 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Pacific Daylight Time on Thursday, June 15, 2000 at the
Cameron
Park Inn-Best Western, 3361 Coach Lane, Cameron Park, California and any adjournments thereof. This Proxy Statement, the Notice of Annual Meeting and Proxy Card, as well as the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, are being mailed to shareholders on or about May 12, 2000.

                    II. OUTSTANDING SHARES AND VOTING RIGHTS


       The Board of Directors of the Company has fixed the close of business on March 31, 1999, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on the record date, there were 2,034,350 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting, is required for approval of each of the Company's three proposals.

        Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Annual Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

        A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by filing with the Chief Executive
Officer of
the Company, Mr. Charles E. McEwan, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Annual Meeting.

        In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

              III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHAREHOLDINGS


        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2000, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.



NAMES OF EXECUTIVE                           SHARES             PERCENTAGE
OFFICER, DIRECTORS                        BENEFICIALLY         BENEFICIALLY
AND 5% HOLDERS                              OWNED(4)               OWNED


Mervin Wade Howenstine (1)                200,000                9.8%
7817 Smoley Way
Citrus Heights, CA 95610

Pounden Family Trust (2)                  150,000                7.4%
1520 High School Road
Sebastopol, CA 95472

Charles E. McEwan                         600,000               29.5%
34 Kavenish Drive
Rancho Mirage, CA 92270

David J. Kimber                           150,000                7.4%
78365 Terra Cotta Court
La Quinta, CA 92253

Allan E. Schrum (3)                       460,000               22.7%
P.O. Box 1447
Shingle Springs, CA 95682

Clare C. Schrum (3)                       460,000               22.7%
P.O. Box 1447
Shingle Springs, CA 95682

Officers and Directors Total            1,210,000               59.5%
-------------

(1) Mr. Howenstine is a former officer of NECSI and a co-inventor of the product.
(2) Shareholder
(3) Mr. and Mrs. Schrum are husband and wife. Mr. Schrum has 400,000 shares in his name and Mrs. Schurm has 60,000 shares in her name. Each disclaims beneficial ownership in the shares of the other.
(4) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

                           IV. EXECUTIVE COMPENSATION


        The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended December 31, 1999. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.

                           SUMMARY COMPENSATION TABLE

                                       Awards
                                       ------
                                               Annual                  Other
Name and Position                   Year       Salary     Bonus
Compensation


--------------------------------------------------------------------------------
Charles E. McEwan                   1998          -0-      -0-          -0-
President                           1999          -0-      -0-          -0-

David J. Kimber                     1998       $22,100     -0-          -0-
Vice President/Marketing            1999       $31,200     -0-          -0-

Allan E. Schrum                     1998          -0-      -0-          -0-
Vice President/Engineering          1999          -0-      -0-          -0-

Clare C. Schrum                     1998          -0-      -0-          -0-
Secretary, Chief Financial Officer  1999          -0-      -0-          -0-

[CAPTION]
OPTION GRANTS IN LAST FISCAL YEAR

                            Number        Percentage of
                             of            Total Options           Exercise
                           Options           Granted to              Price
     Expiration
Name                       Granted   Executive Officers in 1996    ($/Share)
        Date


-----------------------------------------------------------------------------------------------
                              0                 0

There were no option grants in the last fiscal year.


Employment Agreements

     The Company has not entered into any employment agreements with any of its executive officers.


               V. PROPOSAL NUMBER ONE - ELECTION OF FIVE DIRECTORS

        At the Annual Meeting, shareholders will be asked to consider and vote on the election of Charles E. McEwan, David J. Kimber and Allan E. Schrum to the Board of Directors. At each Annual Meeting of Shareholders, directors will be elected to serve for a one-year term terminating at the 2000 Annual Meeting of Shareholders, and until their successors have been duly-elected and qualified.

        Unless authority is withheld, the proxy solicited hereby will be voted for the election of Messrs. McEwen, Kimber and Schrum as directors for a term of one year. Messrs. McEwan, Kimber and Schrum are members of the Company's current
Board of Directors. If, prior to the meeting, it should become known that Messrs.
McEwan, Kimber and Schrum will be unwilling or unable to serve as directors after the meeting by reason of death, incapacity, or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of
Directors, or alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as directors of the Company. The election of the aforementioned three nominees require the affirmative vote of a majority of the shares present at the 2000 Annual Meeting, represented either in person or by proxy.

        The following is certain biographical information about the five nominees:

       Charles E. McEwan. Mr. McEwan is the President and Director of the
Company.
Since 1972, he has been successful in founding small companies and making them successful through management and private and public financing. From 1994 through 1997, he founded and was President of AirWave Corporation. In 1987, Mr. McEwan was a member of the Board of Directors and a founder of RasterOps. From 1972 through 1988, he founded and was President of Ramtek Corporation. Mr. McEwan was employed as the marketing manager of Data Disk in Palo Alto, California, from 1969 through 1972, and was a computer programmer for Ford Aerospace from 1959 through 1969. He served from 1953 through 1955 in the United
States Army; after this he attended San Francisco City College and
University of
New Mexico, Albuquerque.

David J. Kimber. Mr. Kimber is the Vice President, Marketing, and Director of the Company. Mr. Kimber has directed the Company's marketing efforts since April, 1995. He served as Director of Marketing for Nevada Energy Control Systems, Inc., the Company's predecessor ("NECSI"), from June, 1995 through March, 1998. From 1990 through 1997, he was a self-employed marketing consultant. Mr. Kimber has experience in general business management, strategic planning, project development, budgeting and advertising. He holds a BS in Business Administration and Finance from California State University, Hayward.


Allan E. Schrum. Mr. Schrum is the Vice President, Engineering, and Director of the Company. He is the co-inventor of the Company's product, and was responsible for obtaining the U.S. patent on the product. Mr. Schrum's professional experience spans more than 30 years as an innovative manager and engineer in the electronic and electromechanical industries. He has been responsible for the direction of research and development, engineering, manufacturing and new product introduction as well as corporate budget planning and staffing. Mr. Schrum also serves as the Vice President of Engineering for Varatouch Technology, and has done so since March, 1997. He was Vice President, Engineering of NECSI from February, 1992 through January, 1996, and was President of NECSI from January 1996 through March, 1998.


        The following table sets forth certain information with respect to all existing directors, nominees for directors and executive officers of the Company.

                                            DIRECTOR              POSITION AND
     NAME                         AGE         SINCE                  OFFICE


----------------------------------------------------------------------------------------------


Charles E. McEwan                   64      Inception         President,
Director
David J. Kimber                     41      Inception         Vice
President/Marketing, Director
Allan E. Schrum                     58      Inception         Vice
President/Engineering, Director
Clare C. Schrum                     57      Inception         Secretary,
Chief Financial Officer


        A director's regular term is for a period of one year and until the next
Annual Meeting of Shareholders and his or her successor is duly elected and qualified. An officer's regular term is for a period of one year, expiring at the next annual meeting of the Board of Directors or when his or her successor is elected and qualified.

COMPENSATION OF OUTSIDE DIRECTORS

        There are no independent, or "outside" directors of the Company. Independent or "outside" directors do not receive cash compensation for attending meetings of the Board of Directors. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings and on any business related to the Company.

        There are no family relationships among any of the Company's existing directors. During 1999, the Board of Directors held seven meetings. Each director nominee attended 75% or more of the total number of meetings held during the period for which he has been a director or served on a committee or committees of the Board and of committees of which he was a member.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

The Company is not aware of any material legal proceedings involving any director, director nominee, promoter or control person including criminal convictions, pending criminal matters, pending or concluded administrative or civil proceedings limiting one's participation in the securities or banking industries, or findings of securities or commodities law violations.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended Dec.31, 1999, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND
TRANSACTIONS WITH MANAGEMENT, DIRECTORS, AND AFFILIATES

There have been no transactions since the beginning of fiscal year 1999 or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000, and in which any of the officers, or directors, or holders of over 5% of the Company's stock have or will have any direct or indirect material interest. The Company does not currently have any policy toward entering into any future transactions with related parties.

        I. PROPOSAL NUMBER ONE CALLS FOR THE ELECTION OF MR. MCEWAN, MR. KIMBER AND MR. SCHRUM TO THE COMPANY'S 2000 BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER ONE.

                               II. OTHER BUSINESS

         No business, other than as set forth herein, is expected to come before the 2000 Annual Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                            III. SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company by May 31, 2000, to be included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's 2000 Annual Meeting of Shareholders for the year ended December 31, 1999.

                 IV. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

        A copy of the Company's Annual Report for the year ended December 31, 1999 on Form 10-KSB, accompanies this Notice of Meeting and Proxy Statement.

        The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Annual Report of Form 10-KSB for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, including all financial statements and financial statement schedules thereto. The Company will also furnish to any such person any exhibit included in the list accompanying the Form 10-KSB, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. Charles McEwan, Chief Executive Officer, at the Company's principal executive offices.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles McEwan
Charles McEwan
Chief Executive Officer
La Quinta, California, May 11, 2000

[CAPTION]
                              PROXY

     The undersigned shareholder of Advanced Refrigeration Technologies, Inc., Inc. (The "Company") hereby appoints Charles McEwan or, failing him, Allan Schrum, or, failing both of them, David Kimber, as proxy holder of the undersigned to attend the annual general meeting of the Company to be held on June 15, 2000 and any adjournment thereof with authority to act and vote therat for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     PROPOSAL ONE: TO ELECT AS DIRECTOR:

       ________FOR ALL NOMINEES RECOMMENDED by the Board of Directors, as listed below:
              Charles McEwan, David J. Kimber, and Allan E. Schrum

       _______ AGAINST THE RECOMMENDED DIRECTORS
 .
       _______ ABSTAIN

       PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

       PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.
       THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN
PRESENTED.   NO POSTAGE IS                 REQUIRED.



Executed this ____day of May, 2000.

_________________                            ________________________
Name of Shareholder                          Signature of Shareholder
_________________                            ________________________
Address (if different from above)            Signature of Shareholder

_________________                            ________________________
Share Certificate No.                        Number of Shares voted